UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  Homegold Financial, Inc.    )                Chapter 11
                                    )                Case Number 03-03865-WB
                                    )
                           Debtor(s))
-------------------------------------

                            MONTHLY OPERATING REPORT
                        CALENDAR MONTH 3/31/03 TO 4/30/03

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual  X
                          ---          ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

         Shane Smith, VP - Finance   803-365-2500
         ----------------------------------------
         2340 Broad River Road, Columbia, S.C.
         ------------------------------------

3. NUMBER OF EMPLOYEES paid during this period: 0
                                               ---

4. Have there been any CHANGES IN THE NATURE OF YOUR  BUSINESS  since the last
   reporting  period?  Yes    No   .  If yes, explain  below:
                          ---   ---
   -----------------------------------------------------------------------------

5. Are all BUSINESS LICENSES current?  Yes X   No    Not Applicable
                                          ---    ---                ---
6. PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance      $13,712,961
                                 ----------
         Collected this Period     586,670
                                   -------
         Ending Balance          13,126,291
                                 ----------

7. POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $    0   31-60 Days:  $       Over 60Days: $
                       -----               -----                -----

     If there are any post-petition  Accounts  Receivable over 30 days,  provide
                      -------------
     Schedule   AR  giving  a  listing  of  such   accounts   and   explain  the
     delinquencies.


8. POST-PETITION ACCOUNTS PAYABLE:

   0-30 Days: $  250   31-60 Days:  $       Over 60 Days: $
               ------                ------                 ------

     If there are any post-petition Accounts Payable over 30 days, provide Schedule ------------- AP giving a listing of such accounts and explain the delinquencies.

9.   TAXES. Are all taxes being paid to the proper taxing  authorities when due?
     Yes n/a  No   .  On the attached IRS Form 6123 report all tax deposits
         ---    ---
     made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
                                             -----------------------

10.  ESCROW  ACCOUNTS.  Are you utilizing your tax account only for deposits and
     payment of payroll and sales taxes? Yes    No X   . If no, explain: N/A
                                            ---   ---                    ---

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
     all current? Yes X   No    Explain:
                     ---                ----------------------------------------
12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

         Auto & Truck 12/31/03   Liability 12/31/03
                      --------             --------
         Fire  12/31/03   Workers Comp. 12/31/03
               --------                 --------

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
         Yes    No  X  Explain:
            ---    ---         -------------------------------------------------

         B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
         Yes X  No     Explain:
            ---   ---          -------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth
herein    (including    sales    by    creditors)?     Yes    No  X
                                                          ---    ---
Explain:------------------------------------------------------------------------

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
     (Attach  additional sheets, if necessary.)

           | FREQUENCY OF       | AMOUNT   | NEXT      | POST-PETITION
CREDITOR   | PAYMENTS PER       | OF EACH  | PAYMENT   | PAYMENTS NOT MADE
--------   | CONTRACT (MO.,QTR) | PAYMENT  | DUE       | NUMBER & AMOUNT
           | ------------------ | -------  | ---       | ---------------
    N/A    |                    |          |           |
           |                    |          |           |
---------------------------------------------------------------------------


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary.)

         PROFESSIONAL    SERVICE    AMOUNT
         --------------------------------------------
                        |         |
               None     |         |
                        |         |
         --------------------------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $250.
                                                                ---

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                     HomeGold Financial, Inc.
Dated:  5/20/03                                      DEBTOR-IN-POSSESSION
        -------


Name/ Title:  Karen A. Miller, CFO                   By:/s/ Karen A. Miller
              --------------------                     -------------------------
Address:  1021 Briar Gate Circle
          ----------------------
          Columbia, SC 29210
          ------------------
----------------------------------
Phone:  803-365-2500
        ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold Financial, Inc.    )          Chapter   11
                                    )
                                    )          Case Number 03-03865-WB
                           Debtor(s))                      -----------
-------------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                        CALENDAR MONTH 3/31/03 TO 4/30/03
                                       -------    -------
                (All figures refer to post-petition transactions)

                                                THIS MONTH          YEAR TO DATE
            (A)  TOTAL SALES/INCOME         (A)
                                                ----------          ------------
                   COST OF SALES
                  Beginning Inventory
                                                ----------          ------------
                  Purchase of Inventory
                                                ----------          ------------
                  Less Ending Inventory
                                                ----------          ------------
                  Direct Labor (Gross Salaries)
                                                ----------          ------------
                  Purchased Services
                                                ----------          ------------

            (B)  TOTAL COST OF SALES        (B)
                                                ----------          ------------

         (C)  GROSS PROFIT    (C = A - B)       ----------          ------------

         OPERATING EXPENSES
         Officer Salaries (Gross)
                                                ----------          ------------
         Other Employee Salaries (Gross)
                                                ----------          ------------
         Taxes (Payroll: Employer's Share)
                                                ----------          ------------
         Employee Benefits (Insurance, Pension
                 Plan, etc. Employer's Share
                                                ----------          ------------
        Advertising
                                                ----------          ------------
        Bad Debts
                                                ----------          ------------
        Depreciation and Amortization
                                                ----------          ------------
        Entertainment
                                                ----------          ------------
        Insurance (Real Estate)
                                                ----------          ------------
        Insurance(Other)
                                                ----------          ------------
        Interest (Mortgage, Loans, etc.)
                                                ----------          ------------
        Leases (other than rent)
                                                ----------          ------------
        Outside Services & Contractors
                                                ----------          ------------
        Professional Fees (Attorney, Accountant)
                                                ----------          ------------
        Rent and leases
                                                ----------          ------------
        Repairs & Maintenance
                                                ----------          ------------
        Supplies
                                                ----------          ------------

                                                THIS MONTH          YEAR TO DATE
        Taxes (Real Properties)
                                                ----------          ------------
        Taxes(Other)
                                                ----------          ------------
        Telephone
                                                ----------          ------------
        Travel
                                                ----------          ------------
        Utilities
                                                ----------          ------------
        U.S. Trustee Quarterly Fee                 250                  250
                                                ----------          ------------

        OTHER OPERATING EXPENSES
                                                ----------          ------------
        ------------------------                ----------          ------------
        ------------------------                ----------          ------------

        (D) TOTAL OPERATING EXPENSES     (D)       250                  250
                                                ----------          ------------

        (E) PROFIT/LOSS FROM OPERATIONS (E=C-D)   (250)                (250)
                                                ----------          ------------
         OTHER INCOME (EXPENSES)
                                                ----------          ------------

         Interest Income
                                                ----------          ------------
         Interest Exp
                                                ----------          ------------
         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------

         EXTRAORDINARY ITEMS- In (Out)

         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------
         ----------------------                 ----------          ------------

         (F)  TOTAL OTHER INCOME/EXPENSE &
              EXTRAORDINARY ITEMS      (F)
                                                ----------          ------------

         (G)  INCOME BEFORE TAXES   (G = E+F)     (250)                (250)
                                                ----------          ------------

         (H)  INCOME TAX EXPENSE   (H)
                                                ----------          ------------

         (I)  NET INCOME (LOSS)   (I = G - H)     (250)                (250)
                                                ----------          ------------

NOTE: Accrual basis reporters must attach CASH RECONCILIATION REPORTS or a standard Statement of Sources and Uses of Cash to this Report.

                           CASH RECONCILIATION REPORT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH ENDING April 30, 2003
                                            --------------
                (All figures refer to post-petition transactions)

                                                                      OPERATING
                                                                       ACCOUNT
        (A) BEGINNING CASH BALANCE (A)                                  N/A
                                                                     -----------
        (B) NET INCOME, (LINE (I), PAGE 23)    (B)
                                                                     -----------
         Add Expenses Not Requiring Cash:
         Depreciation
                        -----------
         ------------   -----------
         ------------   -----------

         (C) SUB-TOTAL       (C)
                                                                     -----------
         (D) CASH FROM OPERATIONS   (D = B + C)
                                                                     -----------
         OTHER SOURCES (USES) OF CASH:
         SOURCES   (USES)
         -------    ----
         Decrease (Incr) - Accounts Receivable
                                                                     -----------
         Decrease (Incr) - Inventory
                                                                     -----------
         Decrease (Incr) - Equipment
                                                                     -----------
         Decrease (Incr) - Furniture & Fixtures
                                                                     -----------
         Decrease (Incr) -
                           --------------------                      -----------
         Decrease (Incr) -
                           --------------------                      -----------
         Increase (Decr) - Accounts Payable
                                                                     -----------
         Increase (Decr) - Accrued Interest
                                                                     -----------
         Increase (Decr) - Accrued P/R Taxes
                                                                     -----------
         Increase (Decr) - Accrued Prof. Fees
                                                                     -----------
         Increase (Decr) - Accrued Rent
                                                                     -----------
         Increase (Decr) - Accrued Salaries
                                                                     -----------
         Increase (Decr) - Accrued Sales Taxes
                                                                     -----------
         Increase (Decr) - Notes Payable -Banks
                                                                     -----------
         Increase (Decr) - Notes Payable -Other
                                                                    -----------
         Increase (Decr) -
                           --------------------                      -----------
         Increase (Decr) -
                           --------------------                      -----------
         (Less) Unrecorded bank service charges
                                                                     -----------
         (E) TOTAL OTHER SOURCES (USES) OF CASH    (E)
                                                                     -----------
         (F) ENDING CASH BALANCE      (F = A+D+E)
                                                                     -----------
         (G) BALANCE PER BANK STATEMENT  (G)
                                                                     -----------
         (H) LESS OUTSTANDING CHECKS     (H)
                                                                     -----------
         (I) ADD DEPOSITS IN TRANSIT     (I)
                                                                     -----------
         (J) RECONCILED BANK BALANCE {J=(G-H)+I}                         N/A
                                                                     -----------
         Ending Cash Balance (F) and Reconciled  Bank Balance (J) should equal.
         ----------------------------------------------------------------------
         * A COPY OF THE BANK STATEMENTS(S) SHOULD BE ATTACHED TO THIS FORM.

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                         (Business Debtor, Accrual Basis
                      Calendar Month Ending April 30, 2003
                                            --------------
                (All figures refer to post-petition transactions)

                                                PAYROLL                    TAX
                                                ACCOUNT                  ACCOUNT
         (A) BEGINNING CASH BALANCE (A)           N/A                      N/A
                                                --------                --------
         CASH RECEIPTS:
         Transfers from Operating Account
                                                --------                --------
         Transfers from Payroll Account
                                                --------                --------
         Other -
                ---------------------------     --------                --------
                ---------------------------     --------                --------

         (B)     TOTAL CASH RECEIPTS   (B)
                                                --------                --------

         (C)     CASH AVAILABLE    (C = A + B)
                                                --------                --------
            CASH DISBURSEMENTS:

         Gross Payroll for this period        $
                                                --------
         Employee Benefits paid
                                                --------
         Net Payroll Paid
                                                --------
         Transfers to Tax Account
                                                --------

            Taxes deposited or paid during period
                 Employees' share of FICA Tax
                                                --------                --------
                 Employer's share of FICA Tax
                                                --------                --------
                 Employees' Federal Income Tax
                                                --------                --------
                 Employees' State Income Tax
                                                --------                --------
                 Unemployment Tax
                                                --------                --------
                 Unrecorded Bank Service Charges
                                                --------                --------
                 Other:
                       ---------------------    --------                --------
         (D) TOTAL DISBURSEMENTS   (D)
                                                --------                --------
         (E) ENDING CASH BALANCE  (E = C-D)
                                                --------                --------
         (F) BALANCE PER BANK STATEMENT (F)
                                                --------                --------
         (G) LESS OUTSTANDING CHECKS  (G)
                                                --------                --------
         (H) ADD DEPOSITS IN TRANSIT  (H)
                                                --------                --------
         (I) RECONCILED BANK BALANCE
                         I =(F-G)+H}              N/A                      N/A
                                                --------                --------

EndingCash Balance (E) and Reconciled Bank Balance (I) should equal.
--------------------------------------------------------------------
* A COPY OF THE BANK STATEMENT(S) SHOULD BE ATTACHED TO THIS FORM.

               Department of the Treasury-Internal Revenue Service
FORM 6123
(REV. 06-97)  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    Do not attach this Notice to your Return
--------------------------------------------------------------------------------
               District Director, Internal revenue Service
               Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     FROM:       Name of Taxpayer      N/A

                ----------------------------------------------------------------
                 Taxpayer Address

--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy COURT (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
         SECTION 1          FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

    Taxes Reported on        for the payroll period from       to
    Form 941, Employer's                                -------  -------
    Quarterly Federal        Gross wages paid to employees    $
    Tax Return                                                  --------
                             Income tax withheld              $
                                                                --------
                             Social Security (Employer's
                              plus Employee's share of
                              Social Security Tax)            $
                                                                --------
                             Tax Deposited                    $
                                                                --------
                             Date Deposited
                                                ----------
--------------------------------------------------------------------------------

         SECTION 2          FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

    Taxes Reported on        for the payroll period from      to
    Form 940,Employer's                                  -----   -------
    Annual Federal           Gross wages paid to employees    $
    Unemployment Tax                                             -------
    Return                   Tax Deposited                    $
                                                                 -------
                             Date Deposited
                                                ----------
--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
  DEPOSIT METHOD          Form 8109/8109B Federal Tax Deposit (FTD) coupon
  (check box)             Electronic Federal Tax Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
  Amount (Form 941 Taxes)    Date of Deposit    EFTPS acknowledgment number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------
  Amount (Form 940 Taxes)    Date of Deposit    EFTPS acknowledgment number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------

  Depositor's Employer                          Name and Address of Bank
  Identification Number:

--------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
  Signed:                                               Date:

--------------------------------------------------------------------------------
  Name and Title
  (print or type)
--------------------------------------------------------------------------------
                       Cat. #43099Z Form 6123 (rev.06-97)

                                  BALANCE SHEET
                              AS OF April 30, 2003

CURRENT ASSETS
     Cash                                              $     0
                                                        ----------
      Pre-Petition  Accounts Receivable                 12,526,541
                                                        ----------
      Post-Petition Accounts Receivable
                                                        ----------
      Receivable from Officers,
         Employees, Affiliates
                                                        ----------
      Notes Receivable
                                                        ----------
      Inventory
                                                        ----------
      Commercial Property                                 600,000
                                                        ----------
      Other Current Assets:
      Security Deposit                                    86,000
     -----------------                                  ----------
     ---------------------------                        ----------
         TOTAL CURRENT ASSETS                                         13,212,541
                                                                      ----------

FIXED ASSETS
  Land
                                                        ----------
Buildings
                                                        ----------
Equipment, Furniture & Fixtures
                                                        ----------
         less Accumulated Depreciation                 (          )
                                                        ----------
         TOTAL FIXED ASSETS
                                                                      ----------
 OTHER ASSETS
  Debt Origination Costs, Net                            48,252
  ---------------------------                           ----------
  Investment in Subsidiaries                           (242,416,499)
  -----------------------------                         -----------
  --------------------------------                      -----------
         TOTAL OTHER ASSETS                                        (242,368,247)
                                                                    -----------
TOTAL ASSETS                                                       (229,155,706)
                                                                    -----------

POST-PETITION LIABILITIES
   Accounts Payable
                                                        ----------
   Notes Payable
                                                        ----------
  Rents and Leases Payable
                                                        ----------
   Taxes Payable
                                                        ----------
   Accrued Interest
                                                        ----------
   Intercompany Payable                                    250
                                                        ----------
         TOTAL-POST PETITION LIABILITIES                   250
                                                        ----------

PRE-PETITION LIABILITIES
  Priority Claims                                          72,953
                                                        ----------
  Secured Debts
                                                        ----------
  Unsecured Debt                                        181,225,000
                                                        ----------
         TOTAL PRE-PETITION LIABILITIES                              181,297,953
                                                                     -----------

OWNERS EQUITY (DEFICIT)
  Capital Stock or Owners Investment                    10,016,972
                                                        ----------
  Paid In Capital Surplus                               46,676,221
                                                        ----------
  Retained Earnings (Deficit)
         Pre -Petition                                 (467,146,852)
                                                        -----------
         Post-Petition     (250)
                            ---
         TOTAL OWNERS EQUITY                                       (410,453,909)
                                                                   -------------
TOTAL LIABILITIES AND OWNER'S EQUITY                               (229,155,706)
                                                                   -------------
                                       22

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold Financial, Inc.       )
                                       )   Chapter 11
                                       )   Case Number:03-03865-WB
                                       )               -----------
                       Debtor(s)       )
----------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                      Calendar Month Ending April 30, 2003

Total Disbursements from Operating Account   (See Note 1)     N/A
                                                          -----------
Total Disbursements from Payroll Account     (See Note 2)     N/A
                                                          -----------
Total Disbursements from Tax Escrow Account  (See Note 3)     N/A
                                                          -----------
Total Disbursements from any other Account   (See Note 4)     N/A
                                                          -----------

Grand Total Disbursements from all Accounts                   N/A
                                                          -----------
NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include  in this  amount  any other  disbursements  made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003



                TOTAL           DATE               PAST DUE           PAST DUE
CREDITOR         DUE          INCURRED          (31-60 DAYS)      (OVER 60 DAYS)




































TOTALS THIS
PAGE
              ------------                      --------------      ------------

TOTALS ALL
 PAGES
              ------------                      --------------      ------------

                               ACCOUNTS RECEIVABLE
                              AS OF April 30, 2003



                TOTAL           DATE               PAST DUE           PAST DUE
CREDITOR         DUE          INCURRED          (31-60 DAYS)      (OVER 60 DAYS)


HomeGold, Inc.  $250.00      4/30/2003             $0.00             $0.00






















TOTALS THIS
PAGE            $250.00                            $0.00              $0.00
              ------------                      --------------      ------------

TOTALS ALL
PAGES          $250.00                            $0.00              $0.00
              ------------                      --------------      ------------